Investment properties	12 Months Ended
Jun. 30, 2020
Investment properties
Investment properties

15 Investment properties

£’000
At 1 July 2018
Cost	19,769
Accumulated depreciation and impairment	(5,933)
Net book amount	13,836
Year ended 30 June 2019
Opening net book amount	13,836
Additions	12,424
Depreciation charge	(157)
Impairment charge	(1,124)
Closing net book amount	24,979
At 30 June 2019
Cost	32,193
Accumulated depreciation and impairment	(7,214)
Net book amount	24,979
Year ended 30 June 2020
Opening net book amount	24,979
Depreciation charge	(365)
Impairment charge	(3,787)
Closing net book amount	20,827
At 30 June 2020
Cost	32,193
Accumulated depreciation and impairment	(11,366)
Net book amount	20,827

(i)	Other amounts recognized in profit or loss for investment properties

	2020	2019	2018
	£’000	£’000	£’000
Rental revenue	2,424	1,749	1,371
Direct operating expenses from properties, all of which generated rental revenue	305	416	182

The future minimum rentals receivable under non-cancellable operating leases are disclosed in note 31.2.

(ii)	Carrying value of investment properties

Investment properties are held for long-term rental yields or for capital appreciation or both, and are not occupied by the Group. Investment properties are initially measured at cost (comprising the purchase price, after deducting discounts and rebates, and any directly attributable costs) and are subsequently carried at cost less accumulated depreciation and any provision for impairment. Investment properties are depreciated using the straight-line method over 50 years.

Significant estimates – fair value and impairment of investment properties

Investment properties were externally valued as of 30 June 2020 in accordance with the Royal Institution of Chartered Surveyors (“RICS”) Valuation — Global Standards 2017 on the basis of Fair Value (as defined in the Standards). The fair value of investment properties as of 30 June 2020 was £23,065,000 (2019: £27,633,000). On the basis of the external valuation, management recognized an impairment loss of £3,787,000 (2019: £1,124,000). The external valuers noted that the outbreak of COVID-19 has impacted global financial markets. Given the unknown future impact that COVID-19 might have on the real estate market, the external valuers recommend that the Group keep the valuation of these properties under frequent review. As at the valuation date, they consider that they can attach less weight to previous market evidence for comparison purposes, to inform opinions of value. Indeed, the current response to COVID-19 means they are faced with an unprecedented set of circumstances on which to base a judgment. Market activity is being impacted within the out-of-town retail market and valuations are therefore reported on the basis of “material valuation uncertainty” as per VPS 3 and VPGA 10 of the RICS Red Book Global. Consequently, less certainty, and a higher degree of caution, should be attached to the valuations within these sectors of the market than would normally be the case.

For the avoidance of doubt, the inclusion of the “material valuation uncertainty” declaration above does not mean that the valuations cannot be relied upon. Rather the phrase is used in order to be clear and transparent that, in the current extraordinary circumstances, less certainty, and a higher degree of caution, can be attached to the valuation than would otherwise be the case.

Based upon the carrying value of investment properties and the inputs used in the external valuation, management does not expect any further material impairment to investment properties in the next twelve months.

Fair value of investment properties is determined using inputs that are not based on observable market data, consequently the asset is categorized as Level 3.

(iii)Contractual commitments

The Group had no material contractual commitments to purchase, construct or develop investment properties or for repairs, maintenance or enhancements (2019: not material).